                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                  F O R M  8-K

                                 CURRENT REPORT

                            Pursuant to Regulation FD
                                Rules 100 and 101

       Date of Report (Date of earliest event reported): December 31, 2001

                         CIT Equipment Collateral 2001-1
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

       000-32483
(Commission File Number)                      (IRS Employer Identification No.)

               c/o Allfirst Financial Center National Association
                   499 Mitchell Road
                   Mail Code 101-591
                   Millsboro, Delaware 19966
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (410) 244-4626

                                       N/A

         (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

         CIT Equipment Collateral 2001-1 is reporting its year end servicing report as of December 31, 2001.

Exhibit 99 - Annual Servicing Report

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CIT EQUIPMENT COLLATERAL 2001-1

                           By: CIT FINANCIAL USA, INC.
                               as Servicer

                           By:     /s/ Eric S. Mandelbaum
                                   ----------------------
                               Name:   Eric S. Mandelbaum
                               Title:  Vice President

Dated: February 5, 2002